EXHIBIT 10.29

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH ASTERISKS (***).

Contract #8840

AMENDMENT TO GAS GATHERING AGREEMENT

This AMENDMENT (“Amendment”) to the Gas Gathering Agreement between Kerr-McGee Gathering LLC (“Gatherer”) and Kerr-McGee Oil & Gas Onshore LP (“Shipper”) dated July 1, 2010 (“Agreement”) is dated to be effective on January 1, 2018 (“Amendment Effective Date”). Gatherer and Shipper may each be referred to in the singular sense as a “Party” or in the collective sense as the Parties.

For additional consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.Capitalized terms not defined in this Amendment have the same meaning as set forth in the Agreement.

2.Section 3(C) of the Agreement is deleted in its entirety and replaced with the following:

3(C)(1) Shipper shall pay Gatherer a base Rate of $*** per MMBtu for Gas delivered and accepted at the Receipt Points.

3(C)(2) Rates and other fees and charges pursuant to this Agreement are adjusted on *** *** basis in proportion to the percentage change from the immediately preceding calendar year in the *** *** with the exception of the rate set forth in Section 3(C)(1). Such adjustment will be made on April 1, 2016 and on each April 1 thereafter. In no event will the annual adjustment herein result in a reduction of Rates and other charges in effect immediately prior to such adjustment.

3.Except as amended herein, all other provisions of the Agreement remain in full effect as originally written or previously amended.

4.This Amendment is construed, enforced, and interpreted according to the laws of the State of Texas, without regard to the conflicts of law rules thereof.

5.This Amendment constitutes the entire agreement between and among the parties regarding the subject matter herein.

6.The Parties may execute and deliver this Amendment in any number of counterparts, including facsimile and *.pdf format counterparts, each of which is deemed an original, but all of which constitute one and the same instrument.

[Execution Page Follows]

The Parties have executed this AMENDMENT to be effective on the Amendment Effective Date.

GATHERER		SHIPPER

KERR-MCGEE GATHERING LLC		KERR-MCGEE OIL & GAS ONSHORE LP

By:	/s/ Craig W. Collins	By:	/s/ Carrie L. Horton
Name:	Craig W. Collins	Name:	Carrie L. Horton
Title:	Senior Vice President & Chief Operating Officer	Title:	Vice President